 Exhibit 99.3

Entergy Second Quarter 2004 Earnings Teleconference

J. Wayne Leonard
Chief Executive Officer

Leo Denault
Executive Vice President and Chief Financial Officer

Entergy

August 2, 2004

Safe Harbor and Reg G Compliance

The following constitutes a "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995:
From time to time, Entergy makes statements concerning its expectations, beliefs, plans, objectives, goals, strategies, and future events or performance. Such statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although Entergy believes that these forward-looking statements and the underlying assumptions are reasonable, it cannot provide assurance that they will prove correct. Except to the extent required by the federal securities laws, Entergy undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements involve a number of risks and uncertainties, and there are factors that could cause actual results to differ materially from those expressed or implied in the statements. Some of those factors include, but are not limited to: resolution of pending and future rate cases at local and federal regulatory agencies, Entergy's ability to reduce its operation and maintenance costs, particularly at its Non-Utility Nuclear generating facilities, the performance of Entergy's generating plants, and particularly the capacity factor at its nuclear generating facilities, prices for power generated by Entergy's unregulated generating facilities, and the prices and availability of power Entergy must purchase for its utility customers, uncertainty regarding establishment of permanent sites for spent nuclear fuel storage and disposal, Entergy's ability to develop and execute on a point of view regarding prices of electricity, natural gas, and other energy-related commodities, Entergy-Koch's profitability in trading electricity, natural gas, and other energy-related commodities, resolution of pending investigations of Entergy-Koch's past trading practices, changes in the energy trading market, changes in the financial markets, particularly those affecting the availability of capital and Entergy's ability to refinance existing debt and to fund investments and acquisitions, actions of rating agencies, including changes in the ratings of debt and preferred stock, Entergy's ability to purchase and sell assets at attractive prices and on other attractive terms, changes in utility regulation and in regulation of the nuclear industry, the success of Entergy's strategies to reduce current tax payments, and the effects of litigation.

Entergy uses these non-GAAP measures internally in budgeting and performance monitoring activities to gauge business performance and the ongoing strength of each business segment. Entergy further believes these measures provide useful information to investors in evaluating Entergy's ongoing business results and assists investors in comparing the company's operating performance to the operating performance of others in the energy sector. We have prepared a reconciliation of each of these measures to the most directly comparable GAAP measure in Entergy's investor release which is posted on our website at www.entergy.com/earnings.

As-Reported and Operational Earnings

Earnings Per Share
2Q03 vs. 2Q04



0.89
1.17
1.14
1.14
2Q03
2Q04

Special Items		***Special Items***
Utility – River Bend loss provision	($0.28)	None
Total	($0.28)	



As-Reported
Operational

Net Cash Flow from Operating Activities

Net Cash Flow from Operating Activities
2Q03 vs. 2Q04; $M



12%
475
530
2Q03
2Q04

Utility, Parent & Other
2Q03 vs. 2Q04; $M



481
401
2Q03
2Q04

Decreased $80M primarily due to timing of recovery of fuel costs

Entergy Nuclear
2Q03 vs. 2Q04; $M



136
23
2Q03
2Q04

Increased over $100M due to fewer planned and unplanned outages

Energy Commodity Services
2Q03 vs. 2Q04; $M



2Q03
2Q04
(29)
(7)

Increased primarily due to lower tax payments

Utility, Parent & Other Quarterly Operational Performance Measures

Earnings Per Share
2Q03 vs. 2Q04



8%
(operational)
0.49
0.77
0.83
0.83
2Q03
2Q04
As-Reported EPS
Operational EPS

2Q03 Special Items

River Bend Loss Provision ($0.28)

2nd Quarter Highlights - Utility

Retail Sales
TWh



23.6
23.7
2Q03
2Q04

Retail sales were slightly higher with industrial sales growing 4%

Weather Impact
$/Share



2Q03
2Q04
(0.03)
(0.01)

Weather impact was less negative than last year

O&M Expense
$/MWh



19.30
20.85
2Q03
2Q04

O&M increased due to higher customer support and benefit costs

Entergy Nuclear Quarterly Operational Performance Measures

Earnings Per Share
2Q03 vs. 2Q04


42%
0.19
0.19
0.27
0.27
2Q03
2Q04
As-Reported EPS
Operational EPS

2nd Quarter Highlights - Nuclear

Total Generation
GWh


7,337
8,196
2Q03
2Q04

Output increased 12% due to uprates and fewer outages

Realized Price
$/MWh


39.81
41.33
2Q03
2Q04

Realized price increased 4% due to higher contract pricing primarily at Fitzpatrick & Pilgrim

Production Cost
$/MWh


20.85
18.33
2Q03
2Q04

Production cost decreased due to increased generation and lower O&M expense

Energy Commodity Services Quarterly Operational Performance Measures

2nd Quarter Highlights - Pipeline

Earnings Per Share
2Q03 vs. 2Q04


Dispro sharing $0.10
0.21
0.21
81%
0.04
0.04
2Q03
2Q04
As-Reported EPS
Operational EPS

Throughput
Bcf/day


1.90
1.90
2Q03
2Q04

Throughput was unchanged

Production Cost
$/mmbtu


$0.138
$0.164
2Q03
2Q04

Production cost increased

Energy Commodity Services Quarterly Operational Performance Measures

2nd Quarter Highlights – Entergy-Koch Trading

Trading Volatility
Gas and Power; %


45
52
33
29
2Q03
2Q04
Gas
Power

Gain/Loss Days
ratio


43%
1.4
2.0
2Q03
2Q04

Average DE@R
$M


39%
12.9
7.9
2Q03
2Q04

EBITDA / Average DE@R
times


8%
6.0
6.5
2Q03
2Q04

2004 Earnings Guidance Unchanged

Earnings Per Share
03 vs. 04



$0.38 dis pro. sharing
$4.01
$0.78
$1.30
$1.93
$4.25
$0.78
$0.85
$2.62
$4.10 - $4.30
$0.25 - $0.30
$1.10 - $1.15
$2.75 - $2.85
ECS
Nuclear
Utility, Parent & Other
03 As-Reported
03 Operational
04 Guidance

03 Special Items

U, P & O	RB Loss Provision	($0.29)
	SFAS 143	($0.09)
	VSP	($0.31)
Nuclear	SFAS 143	$0.67
	VSP	($0.22)
Total 03 Special Items		($0.24)

Key Guidance Assumptions

Utility, Parent and Other

- Increased revenues due to rate actions and sales growth
- Decreased interest and O&M expense
- Increased depreciation expense

Nuclear

- Increased revenue from higher contract pricing and uprates
- Decreased O&M expense from productivity improvements

Energy Commodity Services

- No disproportionate sharing
- Improved pipeline earnings
- Conservative trading results and higher EAM losses
- No EK sale reflected until announcement

2005 Earnings Guidance Initiated

Operational Earnings Per Share
04 vs. 05


$4.10 - $4.30
$0.25 - $0.30
$1.10 - $1.15
$2.75 - $2.85
$4.60 - $4.85
$1.35 - $1.44
$3.35 - $3.50
($0.10) – ($0.09)
ECS
Nuclear
Utility, Parent & Other
04 Guidance
05 Guidance

Key Guidance Assumptions

Utility, Parent and Other

- Increased revenues due to rate actions and sales growth
- Increased O&M expenses from inflation and supply plan
- Interest savings
- Accretion from share buyback

Nuclear

- Increased revenue from higher contract pricing and uprates
- Decreased O&M expenses from productivity improvements
- Increased depreciation expense
- Accretion from share buyback

Energy Commodity Services

- Sale of Entergy-Koch, LP
- Flat to slightly improved EAM results

Earnings Guidance Scenarios

Earnings Guidance Scenarios
Announced Sale of EKLP vs. No Sale Announcement

Scenario	Impact on 04 Guidance	Impact on 05 Guidance
Upon Sale Announce-ment	• Operational EPS will be revised to reflect treatment of Entergy-Koch, LP as special item for earnings release purposes due to pending sale • Operational and as-reported EPS will be revised to reflect expected timing of close and any potential gain or loss	No change
No sale	No change	• Operational EPS will be revised to include Entergy-Koch, LP results • Operational EPS will be revised to reflect impact of $1B buyback at slower pace

Cash Available for Capital Deployment

Projected Cash Available for Capital Deployment
04E – 06E; $B



6.1
(2.6)
(1.3)
2.2
1.3
(1.2)
(0.8)
1.5
Operating Cash Flow
Maintenance Capital Expenditures
Preferred & Common Dividends
Free Cash Flow
Additional Debt Capacity
Growth Capital Commitments
Net of Proceeds & Stock Repurchases
Net Cash Available

Financial Aspirations

Financial Aspirations and Status

Category	Aspiration	Status
EPS Growth	Near-term: 8-10% Long-term: 5-6%	• 10-15% EPS growth in 05 vs. 04 midpoint of $4.20 • 8-10% EPS growth targeted in 06 driven by intrinsic growth and accretion • 5-6% targeted thereafter
Returns	9% ROIC	• Currently at ~7%; ROIC aspiration reflects sale of EK, share repurchase program, and expected investment opportunity set
Credit Metrics	< 50% net debt/net capital	• Currently at 46%; will execute stock repurchases to remain < 50% • Also monitoring total debt/total capital to remain within rating agency ranges
Credit Rating	Near-term: Upgrades at EAI, ELI and business profile position Long-term: single A corporate credit rating	• S&P upgraded first mortgage bonds of all six utility operating companies; increased business position profile rankings of EAI, EMI, ELI and ENOI • Targeting corporate credit rating from Moody's and improvement to single A over long-term
Dividends	Consistent dividend increases	• Targeting annual growth consistent with top quartile of electric industry over last 20 years

Q&A Session

Entergy

Appendix – Key Regulatory Cases

Retail Regulatory Cases
Recent and Upcoming Events

Company	Recent Event	Next Key Date(s)	Comments
Entergy Louisiana	Procedural schedule revised in 6/04 Filed at FERC in 7/04 to confirm no approval of Perryville is required	8/2/04 – staff and intervenors file direct testimony 9/30/04 – potential response from FERC on Perryville	LSPC Order expected 3/05, unless settlement occurs before then Perryville closing anticipated in 3/05
Entergy Gulf States-LA	Filed proposed global settlement in Jun 04 Uprate issue separated from settlement; remanded to ALJ in Jul 04	9/26/04 – LPSC to consider uprate issue and settlement proposal; orders expected on both	Settlement includes 11% implied ROE with 10%-12% bandwidth, ~$60M refund to customers No material earnings impact expected if approved
Entergy Gulf States-TX	Retail open access efforts halted following PUCT written order in July 04	8/25/04 – EGSI-TX to file base rate case	Filing expected to reflect ~$40 - $50M annual revenue requirement and 100+M of transition costs to be recovered over multi-year period

Appendix – Key Regulatory Cases

Federal Regulatory Cases
Recent and Upcoming Events

Case	Recent Event	Next Key Date(s)	Comments
Affiliate PPAs	Hearings began 6/04; progressing slowly	12/04 – potential ALJ decision	Key issues in case are process-oriented; contracts can easily be shown to provide benefits to customers
Alternative Transmission Structure	Filed proposal 4/04 Technical conference held 7/04	10/04 – retail regulators expected to provide response to FERC 60 days thereafter – potential FERC order	Proposal designed to address and balance FERC's and retail regulators' key issues
Market Power Analysis	Request for rehearing denied 7/04	8/9/04 – ETR files market power screening results	Filing expected to show that Entergy passes pivotal test; fails market share test, and passes delivered price test if native load is appropriately considered
System Agreement	Exception briefs filed 3/04	12/04 – Potential FERC decision	Any reallocation of costs would be neutral to Entergy; request for rehearing may follow FERC decision